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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
QUIXOTE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice and Agenda of the Annual Meeting of Stockholders

To be held Thursday, November 18, 2004

To the Stockholders of Quixote Corporation:

        The Annual Meeting of Stockholders of Quixote Corporation (the "Company") will be held on Thursday, November 18, 2004, at 10:00 a.m., Central Standard Time, in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 for the following purposes:

  1.
  To elect two (2) directors to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007;

  2.
  To approve an amendment to the Company's 2001 Employee Stock Incentive Plan;

  3.
  To approve an amendment to the Company's 2001 Non-Employee Directors Stock Option Plan;

  4.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on September 20, 2004, will be entitled to notice of, and to vote at, the meeting.

        Your vote is very important, and we request that you vote your shares as promptly as possible. You may vote your shares in a number of ways. You may fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you have shares registered in your own name or for most of you who hold your shares with a bank or broker, you may choose to vote your shares via the Internet or by telephone. Instructions are on the proxy card if these alternatives are available to you.

        We appreciate your cooperation and we thank you.

By order of the Board of Directors,

JOAN R. RILEY Secretary
Chicago, Illinois October 7, 2004

I M P O R T A N T

        A Proxy Statement and Proxy Card are submitted with this Notice. All stockholders are urged to read the Proxy Statement and to vote promptly. Stockholders are encouraged to vote their shares electronically by following the instructions on the proxy card, or by signing, dating and returning the enclosed proxy form in the envelope provided. No postage is required if mailed in the United States. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the principal offices of the Company, 35 East Wacker Drive, 11th Floor, Chicago, Illinois 60601.

October 7, 2004

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held Thursday, November 18, 2004

Proxy Solicitation

        This Proxy Statement is furnished to stockholders of Quixote Corporation (the "Company"), on or about October 7, 2004, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders on Thursday, November 18, 2004, at 10:00 a.m., Central Standard Time, in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, and at any adjournment thereof. The matters expected to be acted upon at the meeting are set forth in the preceding Notice of Annual Meeting. While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as already set forth. The enclosed proxy gives discretionary authority to the persons holding those proxies to vote in accordance with their best judgment as to any other business.

        The costs of this solicitation will be paid by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, Proxy Card and this Proxy Statement. The officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to the principals, and the Company will reimburse such persons for their reasonable out-of-pocket expenses. The Company also has retained Morrow & Co., Inc. to assist the Company in soliciting proxies. The fees to be paid to Morrow are estimated to be $7,500.00, plus out-of-pocket costs.

Voting and Revocability of Proxy

        Properly executed proxies received prior to the meeting will be voted at the meeting. If a stockholder designates how the proxy is to be voted on any business to come before the meeting, the signed proxy will be voted in accordance with such designation. If a stockholder fails to designate how his or her proxy should be voted, the signed proxy will be voted: (1) FOR the election of the nominees named below as Directors; (2) FOR the approval of an amendment to the Company's 2001 Employee Stock Incentive Plan (the "Employee Plan"); (3) FOR the approval of an amendment to the Company's 2001 Non-Employee Directors Stock Option Plan (the "Director Plan") and (4) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the Secretary of the Company at its principal office, 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601, or by attending the Annual Meeting and voting in person, in which case any prior proxy given will be automatically revoked.

Record Date and Voting Rights

        Only stockholders of record owning the Company's common stock, $.01 2/3 par value ("Common Stock"), at the close of business on September 20, 2004, will be entitled to vote at the Annual Meeting. On that date, 8,760,200 shares of Common Stock were outstanding. Each outstanding share of Common Stock is entitled to one vote.

        The affirmative vote of a majority of all of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the meeting is necessary to approve the amendments to the Employee Plan and the Director Plan and to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company. The nominees for Director will be elected if they receive the affirmative vote of at least sixty percent of all votes entitled to be cast at this meeting.

        Shares voted as abstentions on any matter (or a "withhold vote for" as to Directors) will be counted as shares that are present and entitled to vote for purposes of determining a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. Abstentions and withheld votes have the effect of votes against a matter.

Broker Non-Votes

        A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote on a particular matter because the broker has not received voting instructions from its customer and does not have authority to vote on that matter without such instructions. "Broker non-votes" are treated as present for purposes of determining a quorum but are not counted as withheld votes, votes against the matter in question, or as abstentions, nor are they counted in determining the number of votes present for the particular matter. Thus, they will have no effect on the matters to be voted upon at this meeting.

        Under the rules of the New York Stock Exchange, if a broker holds shares in the name of a stockholder and delivers this Proxy Statement to the stockholder, the broker, in the absence of voting instructions from the stockholder, is entitled to vote the stockholder's shares on Proposals 1 and 4 but not on Proposals 2 and 3.

ELECTION OF DIRECTORS

        At the Annual Meeting, two (2) Directors are to be elected to serve three year terms until the Annual Meeting to be held in 2007 and until their successors are elected and qualified. The Company is soliciting proxies to vote for its nominees, William G. Fowler and Robert D. van Roijen, Jr., as Directors of the Company.

        All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board of Directors currently has no reason to believe that either nominee will be either unwilling or unable to serve as a Director if elected. Proxies given by stockholders cannot be voted for more than two (2) persons.

        It is the Company's policy that all Directors and nominees should attend annual meetings, and the Company currently expects that all of them will attend the meeting. All of the Company's Directors then in office attended the 2003 Annual Meeting of Stockholders.

Information Concerning Nominees for Director and Directors Continuing in Office.

        The information appearing in this section in regard to age and principal occupation or employment has been furnished to the Company by the respective nominees for Director and by the respective Directors continuing in office. Information relating to the beneficial ownership of the Company's Common Stock by Directors and nominees for Director is shown below in the section of this Proxy Statement entitled "Stock Ownership of Certain Beneficial Owners".

        The Board has determined that four of the six members of the Board of Directors are independent as defined by NASDAQ requirements. Messrs. Leslie J. Jezuit and Daniel P. Gorey are deemed not to be independent because they are employees of the Company.

NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM
EXPIRING IN 2007

  William G. Fowler

        Mr. Fowler, 76, is of counsel to the law firm of Van Cott, Bagley, Cornwall & McCarthy of Salt Lake City, Utah. He joined the Board in January 1973. Mr. Fowler is a member of the Governance Committee and is the Chairman of the Audit, Compensation and Nominating Committees.

  Robert D. van Roijen, Jr.

        Mr. van Roijen, 65, has been the President of Töx Financial Company, a private investment firm, since 1988. He is also a partner of Patience Partners LLC, a fund manager, and is a director of St. Leonard's Corporation, Security Storage Company of Washington, D.C. and Cuisine Solutions Inc. Mr. van Roijen was formerly associated with Control Laser Corporation, serving in various capacities from 1977 to 1987, including as Chairman of the Board and as President and Chief Executive Officer. Mr. van Roijen is a former director of Sonex Research, Inc., AMBAR Corp., Commonwealth Scientific and Applied Digital Technology. Mr. van Roijen has served as a Director of the Company since May 1993 and is a member of the Audit, Compensation and Nominating Committees and is the Chairman of the Governance Committee.

        Mr. Fowler and Mr. van Roijen, Jr. were nominated by the Nominating Committee to stand for reelection as Directors of the Company.

        The Board of Directors recommends a vote in favor of the election of Mr. Fowler and Mr. van Roijen as Directors of the Company.

DIRECTORS CONTINUING IN OFFICE

  Leslie J. Jezuit

        Mr. Jezuit, 58, was elected Chief Executive Officer of the Company effective October 1, 1999 and has served as President and Chief Operating Officer of the Company since January 1996. Mr. Jezuit has served as a Director of the Company since May 1997 and was elected Chairman of the Board in July, 2001. He is also Chief Executive Officer and a Director of each of the Company's subsidiaries. Prior to joining the Company, Mr. Jezuit served from 1991 to 1995 as President and Chief Operating Officer of Robertshaw Controls Company, a division of Invensys P.L.C. (formerly Siebe P.L.C.). He also served as Vice President and General Manager of the Cutler-Hammer division of Eaton Corporation (1985-1991); in various positions at Federal Signal Corporation, including Group President and Vice President of Corporate Development (1980-1985); as Vice President of Marketing at Mead Digital Systems (1975-1980); and in various management positions at the Graphic Systems Division of Rockwell International (1968-1975). His current term as Director expires at the Annual Meeting to be held in 2005.

  Daniel P. Gorey

        Mr. Gorey, 53, has been employed by the Company since 1985 and has served as a Vice President since May 1994 and as Chief Financial Officer and Treasurer since November 1996. He was elected to the Board of Directors on August 16, 2001. Mr. Gorey is also Vice President, Treasurer and a Director of each of the Company's subsidiaries. Prior to joining the Company, Mr. Gorey was employed by Coopers & Lybrand (now known as PricewaterhouseCoopers LLP). Mr. Gorey is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. His current term as Director expires at the Annual Meeting to be held in 2005.

  James H. DeVries

        Mr. DeVries, 72, is a business consultant to various companies and since 1969 has served as a Director of the Company. Prior to his retirement from the Company in June 1997, Mr. DeVries served as Executive Vice President, General Counsel and Secretary of the Company. His current term as a Director expires at the Annual Meeting to be held in 2006.

  Lawrence C. McQuade

        Mr. McQuade, 77, is Chairman of Qualitas International (since 1994). In addition, he serves as a Director of Laredo National Bancshares (since 2002), of Oxford Analytica, Inc. (since 1988) and is a founding partner of River Capital International L.L.C. Mr. McQuade served as a Director of Bunzl P.L.C. from 1991 to 2004 and as Chairman of the Czech & Slovak American Enterprise Fund from August 1995 to March 1996. Mr. McQuade was Vice Chairman of Prudential Mutual Fund Management, Inc. from 1988 through April 1995. He was Executive Vice President and a Director of W.R. Grace & Co. from 1975 to 1987. In 1967 to 1969 he served as Assistant Secretary, U.S. Department of Commerce. He is a graduate of Yale University, Oxford University (Rhodes Scholar), and Harvard Law School. Mr. McQuade has served as a Director of the Company since February 1992 and is a member of the Audit, Compensation, Nominating and Governance Committees. His current term as a Director expires at the Annual Meeting to be held in 2006.

Board Committees and Meetings; Audit Committee Financial Expert

        The Board of Directors has established four committees—the Audit Committee, the Compensation Committee, the Nominating Committee and the Governance Committee—to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. The four committees of the Board of Directors each consist of three non-employee directors: William G. Fowler, Lawrence C. McQuade and Robert D. van Roijen, Jr. The Board of Directors has determined that each member of the Audit, Compensation, Nominating and Governance Committees is "independent" as defined by NASDAQ requirements. All of these committees operate under written charters that can be reviewed on the Company's website at www.quixotecorp.com/investor/corpgovernance.asp. They are also attached to this Proxy Statement as Exhibits A, B, C and D. The following is a summary of the principal responsibilities of each committee as described in each committee's charter and information concerning the meetings of these committees in fiscal 2004.

        The responsibilities of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting, auditing and financial reporting practices. The Committee's primary responsibilities include selecting the firm to be chosen as independent auditors, overseeing and reviewing audit results, monitoring the effectiveness of internal audit functions and reviewing and recommending that the Company's annual audited and quarterly financial statements be included in the Company's annual and quarterly filings with the Securities and Exchange Commission. The Audit Committee had six meetings in fiscal 2004.

        The Board of Directors has determined that based on his education and experience, Robert D. van Roijen, Jr. is an audit committee financial expert as defined by the Securities and Exchange Commission rules.

        The Compensation Committee determines adjustments to salaries, bonuses and other forms of compensation (including stock option grants) afforded the executive officers of the Company, and performs such other duties as directed by the Board. The Compensation Committee had three meetings in fiscal 2004.

        The Nominating Committee reviews and recommends the nominees for election as directors at the annual meeting of stockholders and also recommends candidates to fill vacancies on the Board of Directors. The Nominating Committee had one meeting in fiscal 2004.

        The Governance Committee reviews the corporate governance guidelines and policies adopted by the Board of Directors and recommends changes as appropriate. The Governance Committee had two meetings in fiscal 2004.

Corporate Governance

        The Company has undertaken several corporate governance initiatives during the past several years including the adoption of Corporate Governance Guidelines. The Guidelines, as amended, are attached to this Proxy Statement as Exhibit E and can also be found, together with other corporate governance information, on the Company's website at www.quixotecorp.com/investor/corpgovernance.asp. Directly and through the Governance Committee, the Board periodically reviews corporate governance developments. In response to these developments and other factors and as a result of its annual review of the Guidelines, the Board will evaluate and revise the Guidelines as appropriate.

        Non-employee directors meet at regularly scheduled executive sessions without management present. Meetings are scheduled at the request of any non-employee director. The non-employee directors consider such matters as they deem appropriate at such meetings.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

        Only non-employee Directors of the Company receive compensation for their services as Directors. Directors receive an annual fee of $20,000, paid quarterly. Directors also receive a fee of $2,000 for the first day of every meeting, $1,000 for each consecutive meeting day thereafter and $500 per day for every telephonic Board or Committee meeting, plus expenses. Members attending Board and Committee meetings held on the same day receive one daily fee. The Chairman of the Audit Committee receives an annual fee of $4,000 for his services (prior to August 17, 2004, the annual fee was $1,500) and the Chairman of the Compensation Committee receives an annual fee of $1,500. Mr. Fowler is Chairman of each Committee and received a fee of $3,000 for his services in those capacities in fiscal 2004.

        There were six scheduled meeting days and one telephone conference meeting of the Board in fiscal 2004. All of the Nominating and Governance meetings, two of the three Compensation Committee meetings and three of the six Audit Committee meetings were held on regularly scheduled Board meeting days so Committee members did not receive additional compensation for those meetings. The other three Audit Committee meetings and the one other Compensation Committee meeting were telephone meetings.

        Present and future non-employee Directors are eligible to receive stock options pursuant to the Company's 2001 Non-Employee Director Stock Option Plan (the "Director Plan") as approved by the stockholders of the Company in November 2001. The Director Plan provides for the grant to each non-employee Director of an option to acquire 4,000 shares on the first Friday following the Company's annual meeting of stockholders. Options are granted at 100% of fair market value on the grant date, are not exercisable for six months and must be exercised within seven years of the date on which they are granted. On November 14, 2003, the Company granted each non-employee Director an option to purchase 4,000 shares of Common Stock at $26.02 per share. The proposed amendment to the Director Plan increases the annual option grant to the non-employee Directors to 5,000 shares.

        The Company maintains accidental death and disability insurance coverage in the amount of $500,000 on behalf of each of the non-employee Directors, payable to the designated beneficiary of each Director. The Company paid premiums of approximately $200.00 for each Director to provide such insurance in fiscal 2004.

Nominating Procedures

        The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the factors specified in the Company's Corporate Governance Guidelines as well as the needs of the Board of Directors and the qualifications of the candidate.

        To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  The name of the stockholder, evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

  •
  The name of the candidate, business and residence address, the candidate's resume or a listing of his or her qualifications to be a director of the Company, and the person's consent to be named as a director if recommended by the Committee, nominated by the Board and elected by the stockholders.

Such recommendations and the information described above should be sent to the Secretary of the Company at 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601.

        In addition to stockholder recommendations, the Nominating Committee may receive suggestions as to nominees from Directors, Company officers or other sources, which may be either solicited or unsolicited or in response to requests from the Committee for such suggestions. In addition, the Committee may engage search firms to assist it in identifying director candidates.

        On an on-going basis, the Nominating Committee reviews the Board's make-up of members in terms of experience, skills and expertise, as well as the size of the Board. When a person has been identified by the Committee as a potential candidate, the Committee makes an initial determination whether the candidate meets needs of the Board that have been identified by the Committee. If the Committee determines that additional consideration is warranted, the Committee will review such information and conduct interviews as it deems necessary in order to fully evaluate each director candidate. In addition to the qualifications of a candidate, the Committee will consider such relevant factors as it deems appropriate, including the evaluations of other prospective nominees, and the need for any required expertise of the Board or one of its Committees. The Committee's evaluation process will not vary based on whether or not a candidate is recommended by a stockholder.

Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders by mail. Stockholders may contact any member or members of the Board or any committee, the nonmanagement Directors as a group or the chair of any committee. Communications should be sent to the Board or any member or members in care of the Secretary of the Company, 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601.

        Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

Summary Compensation Table

        The following table summarizes the total compensation earned or paid for services rendered in all capacities during each of the years ended June 30, 2004, 2003 and 2002, by the named Executive Officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)	Restricted Stock Award(s)(2) ($)	Options/ SARs (#)	All Other Compensation(3) ($)
Leslie J. Jezuit Chairman, Chief Executive Officer and President	2004 2003 2002	430,000 395,000 375,000	200,000 400,000 315,000	82,449 171,314 87,736	-0- 123,200 -0-	25,000 45,000 30,000	9,100 8,400 7,700
Daniel P. Gorey Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	245,000 225,000 215,000	80,000 160,000 125,000	42,132 110,608 44,373	-0- 98,560 -0-	18,000 35,000 24,000	8,915 7,937 7,734
Joan R. Riley Vice President, General Counsel and Secretary	2004 2003 2002	195,000 178,000 170,000	50,000 100,000 80,000	32,815 84,222 34,308	-0- 73,920 -0-	10,000 20,000 15,000	9,008 7,904 7,510

(1)
The amounts disclosed include cash paid under the 1993 Long-Term Stock Ownership Incentive Plan (the "1993 Plan") to cover the federal, state and other taxes arising from the restricted stock issued or earned in the fiscal year to the named executives pursuant to the 1993 Plan. The aggregate amount of perquisites and other personal benefits for Messrs. Jezuit and Gorey and Ms. Riley did not exceed the lesser of $50,000 or ten percent (10%) of the total annual salary and bonus reported for each of them and, therefore, is not included.

(2)
The amounts disclosed for 2003 are the dollar value of restricted stock awards granted to the three named executives on August 13, 2003.

(3)
Amounts disclosed are matching contributions by the Company under the Company's 401(k) Plan.

Stock Option Grants in Fiscal Year 2004

        The following table shows the options granted to the named Executive Officers during fiscal 2004 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named Executive Officers may eventually realize in future dollars under three hypothetical situations: if the price of the Company's Common Stock does not increase, and if the stock gains 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the Company's Common Stock.

        The options described in this table have exercise prices equal to the current market value of a share of Common Stock on the date they were granted. Unless the Company's stock price appreciates and the recipient continues to be employed until the options vest, the options will have no value.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	0%	5% ($)	10% ($)
Leslie J. Jezuit	25,000	20.3%	25.63	07/01/10	0	260,850	607,890
Daniel P. Gorey	18,000	14.6%	25.63	07/01/10	0	187,812	437,681
Joan R. Riley	10,000	8.1%	25.63	07/01/10	0	104,340	243,156

(1)
All options were granted on July 1, 2003, under the Company's 2001 Employee Stock Incentive Plan (the "2001 Plan"). All options were granted at the Fair Market Value (as defined in the 2001 Plan) on that date. The options become exercisable in one-third installments, beginning one year after grant. All option rights under the 2001 Plan lapse upon termination of employment except for limited exercise periods or as otherwise provided in award agreements. In the event of a change in control of the Company (as defined in the 2001 Plan), all outstanding options immediately vest and are exercisable in full by the optionee, notwithstanding the other provisions of the Plan.

(2)
The potential realizable value to all stockholders at the appreciation rates of 0%, 5% and 10% would be $0, $71,471,287 and $166,558,491 (based on shares outstanding at June 30, 2004 and assuming such shares were purchased for $20.05 on June 30, 2004 and held until June 30, 2011).

Aggregated Option Exercises and Option Values Table

        The following table shows information concerning the exercise of stock options by each of the named Executive Officers during fiscal 2004, and the value of all remaining exercisable and unexercisable options at June 30, 2004, on a pre-tax basis.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Unexercised Options/SARs at 6/30/04(#)		Value of Unexercised In-the-Money Options/SARs at 6/30/04($)(1)
	Shares Acquired on Exercise(#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Leslie J. Jezuit	134,880	1,362,782	101,120	65,000	432,226	120,300
Daniel P. Gorey	35,000	492,300	51,667	49,333	143,985	93,565
Joan R. Riley	27,000	204,746	41,667	28,333	150,485	53,465

(1)
Based on the closing price of the Company's Common Stock as reported on the NASDAQ-NMS on June 30, 2004 ($20.05).

Employment Agreements and Termination Benefits

        The Company has an employment letter agreement with Leslie J. Jezuit which provides for the payment of one year's base salary, payable monthly, if his employment is terminated for any reason other than cause.

        The Company also has change of control agreements with each of Leslie J. Jezuit, Daniel P. Gorey and Joan R. Riley that were entered into as of December 1, 1997 (the "Change of Control Agreements"). The Board of Directors believes that the Change of Control Agreements assure fair treatment of the Executive Officers in relation to their careers with the Company by assuring them of some financial security. The Agreements also protect the stockholders by encouraging the Executive Officers to continue to devote their attention to their duties without distraction in a potentially disturbing circumstance and neutralizing any bias they might have in evaluating proposals for the acquisition of the Company. The Change of Control Agreements provide that if, within three (3) years after a change of control of the Company, the employment of the executive is terminated other than (i) by death or disability, (ii) by the Company or employing subsidiary for cause, or (iii) by the executive's voluntary resignation not constituting a constructive termination as defined in the Agreement, the Company will pay the executive a separation payment equal to 300% of the sum of his base salary and average yearly bonus payment for the last two years. The Agreements define a "change of control" as a change in the stock ownership of a magnitude which requires the filing of reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the purposes of the Agreements, a "change of control" shall be deemed to have occurred if any of the following occur: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) if during any period of two consecutive years, there is a change in the composition of the Board of Directors of the Company such that 50% of the non-employee Board members have not been slated by the Board for re-election; (iii) a consolidation or merger occurs and the Company is not the surviving company or the Company sells all or substantially all of its assets; or (iv) the Company is liquidated or dissolved. The term "constructive termination" is generally defined by the Agreements to mean any unfavorable change in the executive's or employee's position, duties, compensation or benefits and "cause" is generally defined as willful conduct of an executive or employee demonstrably injurious to the Company or employing subsidiary. The Agreements also contain provisions for the payment of legal expenses incurred by the executives as a result of any termination of employment after a change in control.

Stock Ownership Guidelines For Key Employees

        The Board of Directors approved and implemented stock ownership guidelines in fiscal 2002 in order to encourage key employees who are capable of having an impact on the performance of the Company to acquire a long-term proprietary interest in the Company. With a meaningful investment in the Company, key employees have an increased incentive to contribute to the Company's success, thus enhancing the value of the Company for the benefit of its stockholders. All key employees who report to the Chief Executive Officer are expected to own a minimum of 5,000 shares of Quixote Common Stock. All other key employees are expected to own 2,000 shares. New employees have a three-year period to comply.

REPORT OF THE COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee acts on behalf of the Board of Directors in accordance with its Charter. During fiscal 2004, the Compensation Committee was comprised of Messrs. William G. Fowler, Lawrence C. McQuade and Robert D. van Roijen, Jr., all independent Directors of the Company as defined by the requirements of the National Association of Securities Dealers. The Compensation Committee establishes compensation policies for the Company's Executive Officers who are identified in the section of this Proxy Statement entitled "Summary Compensation Table", reviews the recommendations of the Chairman, President and Chief Executive Officer, evaluates compensation awards of comparable companys' executives, and determines the compensation awarded the Executive Officers of the Company.

Compensation Principles and Policies of the Company

        The Committee abides by standards, principles and policies intended by the Company to ensure that its Executive Officers are fairly compensated. The goals of these philosophical standards, principles and policies guide the Committee to seek to contribute to promote growth of the Company and enhanced stockholder value. The Compensation Committee weighs the Company's financial performance during the past year, the executives' individual and team performance, compensation earned and paid to executives of comparable businesses and strategic goal achievements. The Committee regularly engages the services of an independent compensation consultant to evaluate compensation levels and to advise it regarding competitive influences as well as the practices of peer entities regarding compensation policies.

        The Company's executive compensation policy includes base salary and the consideration of annual cash bonus, restricted stock and stock option awards. All of these components are relevant to competitiveness and executive and stockholder satisfaction. This fair and balanced compensation program rewards performance, provides incentives compatible with management goals and effectively positions the Company in the marketplace, while recognizing the worth of individual performance. Personal achievements are rewarded by cash bonuses, restricted stock awards and stock options. In our judgment, executive stock ownership is important to the Company and properly aligns key management with stockholders' interests. As a group, the Executive Officers own directly 251,663 shares of Company Common Stock, or an average of about 83,888 common shares per individual.

Base Salary and Annual Bonus

        The annual review and adjustment, as appropriate, of each officer's base salary takes into account the officer's personal performance and responsibilities. Cost-of-living increases, experience and assumption of expanded work loads and duties are also considered by the Committee.

        In this regard, and notwithstanding record sales and significant business acquisitions and expansion into new and compatible markets, the Company suffered a loss warranting the Committee limiting salary to cost-of-living enhancement. However, the Committee is not unmindful of the considerable administrative responsibilities added to the burdens of the executives, both individually and collectively.

        Bonuses reflect rewards for individual performance and other contributions to compensation evaluations, as discussed above. In general, the Committee targets base salary and bonus for each Executive Officer at or slightly above the 75th percentile of the total cash compensation for an individual's peers at comparable companies.

        The salary of Mr. Jezuit, the Company's Chairman, Chief Executive Officer, President, and Chief Operating Officer was increased from $430,000 in fiscal 2004 to $452,000 for fiscal 2005 and he received a cash bonus of $200,000, compared to $400,000 for fiscal 2003. A 50% reduction over the previous year was applicable to all executive bonuses.

Stock Options and Restricted Stock Awards

        The Committee approves and the Company utilizes stock options and restricted stock awards which are granted pursuant to the 2001 Employee Stock Incentive Plan. The Company cannot attract and retain highly talented and qualified management employees without granting stock options or restricted stock awards. For the past two fiscal years, the Company has granted options to employees to purchase an annual average of 144,500 shares at the current market price on the date of grant. In fiscal 2004, the Committee granted Mr. Jezuit an employee stock option award to purchase 25,000 shares of the Company's Common Stock at the then-current market value of the stock. In fiscal 2005, he was granted options to purchase 30,000 shares.

Limitation on Deductibility of Compensation

        In 1993, changes were made to the Federal Corporate Income Tax law that limit the ability of a public company to deduct compensation in excess of $1 million paid annually to each of the Chief Executive Officer and the other four most highly compensated Executive Officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Compensation Committee and approved by the Company stockholders. No Executive Officer, other than Mr. Jezuit, was affected by this limitation in fiscal 2004.

Submitted by the Compensation Committee of the Board of Directors
William G. Fowler, Chairman Lawrence C. McQuade Robert D. van Roijen, Jr.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for fiscal 2004 with management and the independent auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public registered accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with PricewaterhouseCoopers LLP that firm's independence and whether the provision of non-audit services by the independent public registered accounting firm is compatible with maintaining independence.

        Based on the review and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE William G. Fowler, Chairman Lawrence C. McQuade Robert D. van Roijen, Jr.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Audit, Compensation, Governance and Nominating Committees are William G. Fowler, who serves as Chairman of the Audit, Compensation and Nominating Committees, Lawrence C. McQuade and Robert D. van Roijen, Jr. Mr. van Roijen is Chairman of the Governance Committee. There are no Committee interlocks as defined by the SEC rules.

Common Stock Performance Graph

        The following graph compares the five year cumulative total return of the Company's Common Stock with the Russell 2000 Index and the Nasdaq Non-Financial Index, assuming the investment of $100 on June 30, 1999 and the reinvestment of dividends.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG QUIXOTE CORPORATION, THE RUSSELL 2000 INDEX AND
THE NASDAQ NON-FINANCIAL INDEX

*
$100 INVESTED ON 6/30/99 IN STOCK OR INDEX-
INCLUDING INVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JUNE 30.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        See the sections of this Proxy Statement entitled "Employment Agreements and Termination Benefits" and "Summary Compensation Table" for a description of certain transactions and business relationships involving management of the Company.

APPROVAL OF THE AMENDMENTS TO
2001 EMPLOYEE STOCK INCENTIVE PLAN

        The stockholders will be asked to vote on a proposal to amend the Company's 2001 Employee Stock Incentive Plan (the "Employee Plan"). The amendments to the Employee Plan were approved by the Compensation Committee and adopted by the Company's Board of Directors on August 17, 2004, subject to the approval of the stockholders of the Company. If the stockholders approve the amendments to the Employee Plan, the amendments will be effective as of the date of the stockholders' approval.

        The proposed amendments to the Employee Plan will increase by 600,000 shares the number of shares reserved for the Employee Plan from 525,000 shares (of which 200,000 shares are reserved for the grant of incentive stock options and 50,000 shares are reserved for the grant of Restricted Stock awards) to 1,125,000 shares (of which 200,000 shares will be reserved for the grant of incentive stock options and 150,000 shares will be reserved for the grant of Restricted Stock awards). There are currently only approximately 3,000 shares available for the future grant of employee stock options and 34,000 shares available for future Restricted Stock awards.

        A second amendment will delete those provisions of the Employee Plan authorizing the use of employee loans in connection with the exercise of options, payment of the purchase price on Restricted Stock, or the payment of related taxes. No other amendments are being made to the Employee Plan.

        The Board of Directors believes that the Company and its stockholders have benefited from the grant of stock options and restricted stock in the past and that similar benefits will result from the amendments to the Employee Plan. The purpose of the Employee Plan is to provide a means by which key employees can acquire and maintain a long-term ownership interest in the growth and performance of the Company, with an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of all its stockholders. A stock incentive program also enhances the ability of the Company and its subsidiaries to attract and retain qualified individuals upon whom the sustained growth and profitability of the Company depend. To accomplish these objectives, the Employee Plan provides for the award of incentive stock options, nonqualified stock options and restricted stock awards.

        The following is a summary of the material terms and provisions of the Employee Plan. This summary is qualified in its entirety by reference to the complete text of the Employee Plan, which is attached to this Proxy Statement as Exhibit F. Any capitalized terms that are used but not defined in this summary having the meaning assigned to them in the Employee Plan.

Scope of the Employee Plan

        The Employee Plan currently provides for an aggregate of 525,000 shares of Common Stock reserved for the grant of options or Restricted Stock awards (collectively, the "Awards"), of which approximately only 3,000 shares are currently available for the future grant of employee stock options and 34,000 shares are available for Restricted Stock awards. Of that amount, 200,000 shares of Common Stock are reserved for the grant of incentive stock options and 50,000 shares of Common Stock are reserved for the grant of Restricted Stock. If any Award expires or terminates without having been exercised or distributed in full or is forfeited, the shares of Common Stock associated with such expired or terminated Award becomes available for other Awards.

Plan Administration

        The Employee Plan is administered by a committee of the Board which shall consist of not less than two persons who are Directors of the Company. The initial Committee of the Board to administer the Employee Plan is the Compensation Committee whose members are identified in the section of this Proxy Statement entitled "Board Committees and Meetings; Audit Committee Financial Expert". Approximately 75 employees are eligible to receive Awards pursuant to the Employee Plan.

        Among other things, the Committee has broad direction and authority under the Employee Plan to: (1) grant Awards of Stock; (2) determine when Awards may be granted; (3) interpret the Plan and make all determinations necessary or advisable for its administration; (4) determine the terms, provisions, restrictions and conditions of the written agreements by which all Awards will be granted; (5) impose conditions, incidental to Awards, with respect to competitive employment or other conditions; (6) delegate its duties and responsibilities; (7) extend the time during which any Award may be exercised—but not beyond 10 years after the Grant Date; and (8) certify attainment of any performance criteria. The determinations of the Committee are conclusive and final. No Committee member is liable for any action or determination made in good faith.

Awards Under the Employee Plan

        Stock Options.    The Employee Plan provides for both incentive stock options ("ISOs") specifically tailored to the provisions of the Internal Revenue Code of 1986 (the "Code") and for options not qualifying as ISOs ("Non-Qualified Options"), each of which may (but need not) be granted in conjunction with other Awards.

        Pursuant to the Employee Plan, the Committee determines the exercise price to be paid by an optionee (the "Option Price") for each share issued in connection with an ISO or a Non-Qualified Option (collectively referred to as "Options"). The Option Price cannot be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. Payment of the Option Price may be made in cash or through the exchange of Common Stock held by the optionee for at least six months.

        The fair market value of Common Stock subject to ISOs granted under the Employee Plan and exercisable for the first time by a grantee during a particular calendar year shall not exceed, in the aggregate, $100,000. Such fair market value shall be determined as of the date on which the ISOs are granted. Non-Qualified Options are not subject to this restriction.

        If an optionee ceases to be employed by the Company or any subsidiary for any reason other than his or her death, total disability or retirement, the optionee may, at the discretion of the Committee, be granted the right to exercise any Option at any time within three (3) months after such termination, to the extent the Option is then exercisable, such Option has not previously been exercised and such Option has not expired; provided, however, that if the optionee's employment is terminated by the Company or any subsidiary for Cause (such as fraud, breach of fiduciary duty, or other dishonesty), the optionee's rights to exercise any Option shall expire on the last day of his employment. If an optionee retires and such optionee has been in the employ of the Company or a subsidiary continuously from the date such Option was granted until retirement, the optionee may, within the twenty-four month period after such retirement, exercise an Option to the extent that such twenty-four month period is included in the remainder of the applicable Option's term and provided that the optionee does not engage in a business competitive with the Company during such period. If an optionee dies or becomes totally disabled while employed by the Company or a subsidiary and previously has not fully exercised his or her Options, the Options may be exercised, to the extent that they had not previously been exercised, at any time within one year after his or her death or disability (absent earlier expiration of the Option) by the optionee or his or her legally appointed guardian, in the case of disability, or in the case of an optionee's death, by the executors or administrators of his or her estate, or the person who acquires the Options directly from the optionee by bequest or inheritance. In the case of disability, the optionee may not engage in a business competitive with the Company during the one-year period.

        Restricted Stock Awards.    Under the Employee Plan, the Committee may make awards of Company Common Stock ("Restricted Stock Awards").

        The Committee has discretion to determine the terms and conditions of each Restricted Stock Award; provided, however, the restriction period cannot be less than three years or at least one year if the Restricted Stock Award is performance-based. The Committee also has broad discretion to establish forfeiture provisions except that Restricted Stock Awards cannot be forfeited before the first anniversary of grant subject to the following provisions. If a grantee ceases to be employed by the Company or any subsidiary for any reason other than death, disability or retirement, the grantee will forfeit any shares of Restricted Stock that are forfeitable on the termination date. If a grantee dies, all grants of Restricted Stock will become non-forfeitable. If a grantee retires or ceases to be employed by reason of disability, the grantee will not forfeit any Restricted Stock if the grantee does not engage in a business competitive with the Company for the balance of the period in which the Restricted Stock would otherwise remain forfeitable.

Amendment and Termination

        The Employee Plan terminates on November 1, 2011. The Board of Directors may from time to time, insofar as permitted by law, suspend, revise or amend the Employee Plan in any respect whatsoever except that, without the approval of the stockholders, no such revision or amendment shall: (1) change the number of shares subject to the Employee Plan; (2) change the designation of the class of employees eligible to receive Awards; (3) materially increase the benefits accruing to participants under the Plan; or (4) cause Options to fail to qualify as ISOs. In addition, unless approved by the Company's stockholders, no adjustments or reductions of the option price of any outstanding Options shall be made either directly or by canceling outstanding Options and regranting at a lower price.

Other Terms and Conditions

        Awards granted under the Employee Plan will be evidenced by written agreements consistent with the Employee Plan in such form as the Committee may prescribe. Neither the Employee Plan nor such agreements confer any right to continued employment upon any grantee.

        Awards (other than Restricted Stock) are generally non-transferable other than by will or the laws of descent and may be exercised, during a grantee's lifetime, only by the grantee. Grantees may transfer Restricted Stock and Non-Qualified Options to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Awards so transferred will be subject to the same terms and conditions of the original grant.

        In the event of a Change of Control of the Company, outstanding options and Restricted Stock awards will vest.

        Adjustments in the amount of Awards issuable under the Employee Plan and in any Awards outstanding may be made in order to preserve the benefit or potential benefits intended to be made available to participants, in the event of merger, consolidation, reorganization, the sale of all or substantially all of the assets of the Company, recapitalization, reclassification, stock splits, stock dividends or similar events.

        The holder of an Award will have no rights as a stockholder with respect to any shares of Common Stock covered by such Award until the date the Common Stock relating to such Award is issued and delivered to such holder.

APPROVAL OF AMENDMENTS TO THE 2001 NON-EMPLOYEE
DIRECTORS STOCK OPTION PLAN

        The stockholders will be asked to vote on a proposal to amend the Company's 2001 Non-Employee Directors Stock Plan (the "Director Plan"). The amendments to the Director Plan were approved by the Company's Board of Directors on August 17, 2004, subject to the approval of the stockholders of the Company. If the stockholders approve the amendments to the Director Plan, the amendments will be effective as of the date of the stockholders' approval.

        The purpose of the Director Plan is to encourage non-employee Directors to acquire a long-term proprietary interest in the growth and performance of the Company with an increased incentive to contribute to the Company's success. In addition, the Director Plan will enhance the Company's ability to attract and retain qualified Directors.

        The proposed amendments to the Director Plan will increase the number of shares of Common Stock reserved for the Director Plan from 60,000 shares to 135,000 shares, an increase of 75,000 shares. The proposed amendments also will increase the number of shares subject to the option each Director automatically receives annually from 4,000 shares to 5,000 shares. Currently, there are only 12,000 shares available for future grant to the Directors.

        The following is a summary of the material terms and provisions of the Director Plan. This summary is qualified in its entirety by reference to the complete text of the Director Plan, which is attached to this Proxy Statement as Exhibit G. Any capitalized terms that are used but not defined in this summary have the meaning assigned to them in the Director Plan.

Scope of the Director Plan

        The Director Plan currently provides for an aggregate of 60,000 shares of Common Stock available and reserved for the grant of options (collectively, the "Awards"), of which 12,000 shares are available for future grants. If any Award expires or terminates without having been exercised in full by the grantee, the shares of Common Stock associated with such expired or terminated Award become available for other Awards.

Plan Administration, Amendment and Termination

        The Director Plan is administered by the Board of Directors. The Board has broad discretion to amend the Director Plan except that it cannot adjust or reduce the option price of any outstanding Option either directly or by cancellation of outstanding Options and the regranting of Options at a lower price. The Board may not revoke or alter unfavorably an outstanding option. The Director Plan will terminate on November 1, 2011. The four current non-employee Directors and any future non-Employee Directors are eligible to receive options pursuant to the Director Plan.

Awards Under the Director Plan

        The Director Plan provides for the grant of a Non-Qualified Option to acquire 4,000 shares of Common Stock to each non-employee Director on the first Friday following the Company's annual meeting of stockholders. The Option Price cannot be less than the Fair Market Value of the Stock on the Grant Date.

        Each Option shall not be exercisable until six months after the Grant Date and must be exercised within seven years of the date on which granted.

        If a grantee ceases to be a Director for a reason other than death, the grantee may exercise the options which are immediately exercisable for a three month period or for a 24 month period following termination if the Director had served as a director for a period of six or more years. If a grantee dies, all unvested options will become immediately exercisable and may be exercised for a twelve-month period following the grantee's death. In the event of a Change of Control of the Company, outstanding options will vest.

Other Terms and Conditions

        Awards are generally non-transferable other than by will or the laws of descent and may be exercised, during the grantee's lifetime, only by the grantee. However, grantees may transfer Awards to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Award so transferred will be subject to the same terms and conditions of the original grant.

        Unless approved by the Company's stockholders, no adjustments or reductions of the option price of any outstanding Options shall be made either directly or by canceling outstanding Options and regranting at a lower price.

Federal Income Tax Consequences of Awards
Granted Under the Employee Plan and Director Plan

        The following discussion is intended as a brief summary of the federal income tax treatment of the Awards granted under the Employee Plan and the Director Plan (collectively, the "Plans"), under the laws and regulations in effect as of the date of this proxy statement. The summary is not intended to be exhaustive, does not constitute tax advice and does not describe state, local or foreign tax consequences.

        Options.    The granting of a Non-Qualified Option authorized under the Plans will not be a taxable event. Non-Qualified Options include options which do not qualify as ISOs. When a Non-Qualified Option is exercised, the optionee generally will be taxed on an amount of compensation income equal to the excess of the market value of the option shares at the time of exercise over the amount paid for such shares. However, under certain circumstances, the income of an optionee who exercised a Non-Qualified Option and who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") may be measured on the basis of the market value of the Option shares as of the date the sale of the option shares at a profit is no longer subject to suit under Section 16(b) of the 1934 Act, unless the optionee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within thirty (30) days of the exercise of the Non-Qualified Option. Upon the sale or other disposition of Non-Qualified Option shares, the difference between the proceeds received and the sum of the option price plus the compensation income recognized as described above will be capital gain or loss. While compensation income is subject to federal income tax at a maximum rate of 35% in the 2004 tax year, capital gains recognized by individuals are now taxed at various rates described below. Capital losses will be deductible against capital gains, if any, plus up to $3,000 of an individual's other income; individuals may carry forward any unused capital losses indefinitely.

        The Employee Plan authorizes the granting of ISOs to key employees of the Company. ISOs are intended to qualify as "incentive stock options" as defined in Section 422 of the Code. Generally, the optionee recognizes no income on the grant or the exercise of an ISO. If the shares acquired by the exercise of an ISO are disposed more than two years from the Grant Date and more than one year from the date of exercise, the optionee will recognize a capital gain or loss measured by the difference between the sale proceeds and the option price. If the ISO shares are sold before the end of the above described holding periods, however, the optionee will recognize compensation income in an amount equal to the difference between the lesser of the market value of the shares on the date of exercise or the sale price of such shares and the Option Price, with the balance of any remaining gain taxed as capital gain.

        In the year of exercise of an ISO, an individual optionee must increase his or her alternative minimum taxable income by an amount equal to the difference between the fair market value of the Company Common Stock subject to the ISO on the date of exercise and the option price for purposes of computing liability for the alternative minimum tax. A taxpayer's alternative minimum taxable income is subject to the alternative minimum tax, which can now be as high as 28% but is payable only to the extent it exceeds the taxpayer's regular income tax.

        Capital gains are taxed at different rates depending on whether they are considered "short-term capital gains", which arise from the sale of capital assets held for one year or less, or "long-term capital gains", which arise from the sale of capital assets held for more than one year. Short-term capital gains are generally taxed at the same rates applicable to ordinary income. The maximum tax rate applicable to long-term capital gains from the sale or exchange of capital assets, such as option shares acquired under the Plan, is now 15%. However, individuals in the 10% and 15% income tax bracket will pay tax at a maximum rate of 5% on their long-term capital gains. The lower tax rates described above will also apply for purposes of the alternative minimum tax.

        Optionees may, at the discretion of the Committee in the case of the Plans, pay all or part of the exercise price for their Options by delivering Company Common Stock already owned by them. Based on a Revenue Ruling published by the Internal Revenue Service, if shares of the Company Common Stock already owned by an optionee are used to pay the exercise price of a Non-Qualified Option, no gain or loss will be recognized with respect to the disposition of the previously owned shares. However, the tax basis of the shares delivered as payment will carry over to the shares received upon the exercise of the Option, share for share, to the extent the number of shares received equals the number of shares delivered as payment. The optionee will recognize ordinary income equal to the fair market value on the exchange date of the balance of shares received in the exchange (the number of shares received in excess of the number of shares delivered). The tax basis of these shares will be equal to the taxable income recognized by the optionee in the exchange.

        Under proposed Treasury Department Regulations, an optionee who exercises an ISO by surrendering previously acquired Company Common Stock generally will not recognize taxable gain or loss upon the exchange. The optionee's tax basis of the shares delivered as payment will carry over to the equivalent number of shares received and the tax basis in the remaining shares will be zero. All shares received will be subject to the holding period restrictions applicable to ISOs; upon the disposition of any such shares prior to the expiration of these holding periods, the shares with the lowest tax basis will be deemed to be disposed of first. If payment of the exercise price of an ISO is made with Company Common Stock acquired by an earlier exercise of an ISO that has not been held by the optionee for the applicable holding periods, the optionee will recognize ordinary income to the same extent as if the surrendered stock had been sold in a premature disposition of shares subject to an ISO, but will realize no capital gain or loss in the exchange. However, the stock acquired by this exercise of an ISO will qualify for favorable tax treatment.

        The Company will be entitled to claim a tax deduction for the amount of compensation income recognized by an optionee upon the exercise of a Non-Qualified Option. No such deduction will be available to the Company as a result of the exercise of an ISO unless the ISO shares are sold or disposed before the relevant holding periods expire, in which case the Company would be allowed a tax deduction equal to the compensation income recognized by the optionee.

        Restricted Stock Awards.    Recipients of Restricted Stock Awards will be taxed on an amount of compensation income equal to the fair market value of the shares awarded. The taxable value of the Restricted Stock will be measured at the end of the restriction period that applies to the shares. However, the initial recipient may choose to be taxed on the value of the shares as of the date of their receipt by filing with the Internal Revenue Service an election under Code Section 83(b). This election must be filed within 30 days of the receipt of the shares. The tax basis of the shares of Restricted Stock will equal the income taxed to the recipient.

        Upon a sale or other disposition of the shares of Restricted Stock, the difference between the net proceeds received and the tax basis of the shares will be capital gain or loss. However, if the recipient has filed an election under Code Section 83(b) and subsequently forfeits any shares of Restricted Stock, the capital loss will be limited to any amount actually paid for the forfeited shares.

        The Company will be entitled to claim an income tax deduction equal to the compensation income recognized by the recipient of the Restricted Stock.

        The Plans are neither qualified under Section 401 of the Code nor subject to any provisions of the Employee Retirement Income Security Act of 1974.

Voting Information for the Proposals

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments to the Employee Plan and the Director Plan.

        The Board of Directors recommends a vote FOR amendments to the Employee Plan and FOR amendments to the Director Plan.

RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Company's Audit Committee Charter provides that the Audit Committee shall appoint annually an independent registered public accounting firm to serve as auditors. On September 22, 2004, the Audit Committee dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. PWC's reports on the Company's consolidated financial statements for each of the years ended June 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended June 30, 2003 and 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        On September 22, 2004, the Audit Committee appointed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for the 2005 fiscal year. During the Company's two most recent fiscal years prior to the engagement of Grant Thornton as the Company's independent registered public accounting firm, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        Although the Audit Committee has sole authority to appoint auditors, it would like to know the opinion of the stockholders regarding its appointment of Grant Thornton as the Company's independent registered public accounting firm for 2005. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Grant Thornton as the Company's independent registered public accounting firm for 2005, the Audit Committee will take that fact into consideration, but may nevertheless, continue to retain Grant Thornton.

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented at the meeting and entitled to vote is necessary to approve Grant Thornton as the Company's independent registered public accounting firm.

        The Board of Directors recommends a vote FOR ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for 2005.

        Representative of Grant Thornton and PWC are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Audit and Other Fees Paid to PWC

        The following table presents the aggregate fees billed for professional services rendered by PWC for the audit of the Company's annual financial statements for the years ended June 30, 2004 and June 30, 2003 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal years 2004 and 2003, and for fees billed for other services rendered by PWC. All such fees were approved by the Audit Committee in advance.

	Fiscal 2004	Fiscal 2003
Audit Fees	$337,760	$210,335
Audit-related fees	$672,422	$131,030
Tax Fees	$225,173	$142,000
All Other Fees	$108,449	$121,900
Total Fees	$1,343,804	$605,265

Audit Fees

        Audit fees are the aggregate amount of fees billed to the Company by PWC for professional services rendered for the audit of the Company's consolidated financial statements and for reviews of the Company's financial statements included in the Company's reports on Form 10-Q.

Audit-Related Fees

        Audit-related fees are the aggregate amount of fees billed to the Company by PWC for assistance and services reasonably related to the performance of the audit of the Company's consolidated financial statements. This assistance and related services generally consisted of due diligence services related to acquisitions, assistance with internal control reporting requirements, consultation on the accounting or disclosure treatment of transactions or events, the impact of final or proposed rules or interpretations and employee benefit plan audits.

Tax Fees

        Tax fees are the aggregate amount of fees billed to the Company by PWC for services rendered for tax compliance, tax reporting and tax planning and consisted generally of U.S. federal, state, local and international tax compliance, reporting and planning.

All Other Fees

        This category consists of the aggregate amount of all other fees billed to the Company by PWC for services that were rendered to the Company and generally consisted of tax consulting services.

        The Company did not engage PWC to provide advice to it regarding financial information systems design and implementation during fiscal 2004 and 2003.

        The Audit Committee has determined that the provision of services described under "All Other Fees" was compatible with maintaining the independence of PWC.

        Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor.

        The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the Company's independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The chart below sets forth, as of September 20, 2004 information to the best of the Company's knowledge with respect to the persons who beneficially owned in excess of five percent of the Company's Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director and named Executive Officer; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and Executive Officers of the Company, as a group.

Name of Beneficial Owner	Amount Beneficially Owned(1)	Approximate Percentage(%) of Class(1)
Wellington Management Company, LLP(2)	1,196,700	13.7
FMR Corp.(3)	1,187,300	13.5
T. Rowe Price Associates, Inc.(4)	698,482	8.0
Investment Counselors of Maryland(5)	555,200	6.3
Royce & Associates LLC(6)	518,900	5.9
Trusco Capital Management, Inc.(7)	474,860	5.4
Leslie J. Jezuit(8)	271,668	3.0
James H. DeVries(9)	216,327	2.4
William G. Fowler	146,683	1.7
Daniel P. Gorey(8)	145,170	1.6
Lawrence C. McQuade	91,300	1.0
Robert D. van Roijen, Jr.(9)	119,800	1.4
Joan R. Riley(8)	114,619	1.3
Directors and Executive Officers as a group (7 persons including those individuals named above)(8)(9)	1,105,567	11.8

(1)
The shares reported in the above table include shares of Common Stock which can be acquired within 60 days of September 20, 2004, through the exercise of options ("Option Shares") as follows: Mr. Jezuit—134,454 shares; Mr. Gorey—77,333 shares; Ms. Riley—56,667 shares; Mr. DeVries—81,000 shares; Mr. Fowler—81,000 shares; Mr. McQuade—81,000 shares; Mr. van Roijen—81,000 shares; and Directors and Executive Officers as a group—592,454 shares. Each individual's Option Shares are also included in the number of shares of the Company issued and outstanding for purposes of calculating the percentage ownership of each individual in accordance with the rules and regulations of the Exchange Act. Certain of these persons also have options not exercisable within 60 days of September 20, 2004, by which they can acquire the following additional shares of Common Stock: Mr. Jezuit—61,666 shares; Mr. Gorey—47,667 shares; Ms. Riley—28,333 shares; and Directors and Executive Officers as a group—137,666 shares. These shares are not included in the above table or in the percentage ownership calculations.

(2)
Based upon information set forth in a Schedule 13F for the period ending June 30, 2004. The address for Wellington Management Company, LLP is 75 State Street, 19th Floor, Boston, Massachusetts 02109-1809.

(3)
Based upon information set forth in a Schedule 13F for the period ending June 30, 2004. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of the listed shares as a result of acting as investment adviser to various investment companies. The listed shares are owned primarily by one investment company, Fidelity Low-Priced Stock Fund (the "Fund"). The address for FMR Corp. and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)
Based upon information set forth in a Schedule 13F for the period ending June 30, 2004. The address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202-1008.

(5)
Based upon information set forth in a Schedule 13F filing for the period ending June 30, 2004. The address for Investment Counselors of Maryland is 803 Cathedral Street, Baltimore, Maryland 21201.

(6)
Based upon information set forth in a Schedule 13F filing for the period ending June 30, 2004. The address for Royce & Associates LLC is 1414 Avenue of the Americas, 9th Floor, New York, New York 10019-2578.

(7)
Based upon information set forth in a Schedule 13F filing for the period ending June 30, 2004. The address for Trusco Capital Management, Inc. is 50 Hurt Plaza SE, Suite 1400, Atlanta, Georgia 30303-2923.

(8)
Includes shares held under the Quixote Corporation Incentive Savings Plan as of September 16, 2004.

(9)
Mr. DeVries may be deemed to be the beneficial owner of 5,492 and Mr. van Roijen of 7,500 shares of Common Stock owned by family members. These shares are not included in the above table and Mr. DeVries and Mr. van Roijen disclaim beneficial ownership of these shares.

MISCELLANEOUS

Stockholder Proposals for the Annual Meeting to be held in 2005

        Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the Annual Meeting to be held in 2005 must be received by the Company on or before June 9, 2005 to be considered for inclusion in the Company's proxy statement relative to that meeting. The persons named in the Board's proxy for the 2005 Annual Meeting will be entitled to exercise the discretionary voting authority conferred by such proxy on any stockholder proposal which is not included in the Company's Proxy Statement if the stockholder making such proposal does not give the Company notice before August 23, 2005. Such proposals should be in writing and sent to Ms. Joan R. Riley, Secretary—Quixote Corporation, 35 East Wacker Drive, Suite 1100, Chicago, IL 60601.

Compliance with Section 16 of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year 2004, the Company believes that all Section 16(a) filing requirements applicable to the Company's Officers and Directors and ten percent stockholders were complied with by such persons except for William G. Fowler who failed to file on a timely basis a report relating to the exercise of an option.

Availability of Annual Report on Form 10-K

        The Company will be pleased to make its Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, available without charge to interested parties. Written requests for the report should be directed to Ms. Joan R. Riley, Secretary—Quixote Corporation, 35 East Wacker Drive, Suite 1100, Chicago, IL 60601.

Exhibit A
QUIXOTE CORPORATION
AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED
MAY 11, 2004

Mission Statement

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Quixote Corporation (the "Company") shall assist the Board in fulfilling its responsibility for objective oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and such other duties as directed by the Board. The Committee will also review the Company's financial reporting process and system of internal controls.

Organization

  •
  Members shall be eligible under the requirements of the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market, Inc. ("Nasdaq").

  •
  The Committee shall consist of a minimum of three independent members of the Board.

  •
  The Committee members shall not accept any consulting, advisory or compensatory fee from the Company or any subsidiary other than in the member's capacity as a member of the Board or of any Board committee.

  •
  The Committee members shall not be affiliated persons of either the Company or any subsidiary, apart from their capacity as members of the Board or any Board committee.

  •
  Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his individual exercise of independent judgment.

  •
  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication.

  •
  Each Committee member shall be financially literate, and the Board shall determine, in its business judgment, whether a member is financially literate.

  •
  One member of the Committee shall be elected Chairman by majority vote of the Committee.

  •
  The Committee shall meet at the Committee's discretion although no less frequently than four times per year. The Committee shall also meet at the request of the Board, senior management or the independent accountant that audits the Company's financial statements (the "Auditors").

Duties and Responsibilities

        The Committee's primary responsibilities shall include:

  •
  Select and retain the Auditors. The Committee has sole authority to appoint, evaluate, compensate, retain and oversee the Auditors. The Auditors shall report to the Committee. The Committee shall have ultimate authority to approve all audit fees and terms of engagement. The Committee will provide the Auditors full access to the

    Committee (and the Board, as necessary) to report on any and all required and appropriate matters.

  •
  Receive from the Auditors a formal written statement delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee shall engage actively in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and shall take appropriate action to oversee the independence of the Auditors. In connection with the Committee's evaluation of the Auditors' independence, the Committee shall also review and evaluate the lead partner of the Auditors and take such steps as may be required by law with respect to the regular rotation of the lead audit partner and the reviewing audit partner of the Auditors.

  •
  Ensure the Company is in compliance with applicable legislation and regulations relating to hiring of employees or former employees of the Auditors.

  •
  At least annually, review Auditors' quality control procedures as required by applicable legislation and regulations.

  •
  Annually review with the Auditors its plans for, and the scope of, its annual audit and other examinations which shall include coordination of the audit with the Manager of Internal Audit ("Internal Auditor"), and approve in advance all audit services provided by the Auditors.

  •
  Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management and (c) significant issues discussed with the Auditors' national office. Unresolved disagreements between management and the Auditors regarding financial reporting shall be decided by the Committee.

  •
  Review with appropriate officers of the Company and the Auditors the annual and quarterly financial statements of the Company included in reports to be filed with the SEC, including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (b) the disclosures regarding internal controls, certifications and other matters required to be reported to the Committee by the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder.

  •
  Review with the Auditors (a) the report of their annual audit, or proposed report of their annual audit, (b) the accompanying management letter, if any, (c) the qreports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside of the course of the Auditors' normal audit procedures that the Auditors may from time to time undertake. The foregoing shall include:

  •
  A review of the reports required by the Sarbanes-Oxley Act of 2002.

  •
  A review of major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (ii) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

    •
    A review of analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

    •
    A review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  •
  Recommend to the Board that the Company's annual audited financial statements be included in Company's annual filing with the SEC.

  •
  Review with the senior and accounting officers any recommendations made by the Auditors, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

  •
  Review with the Auditors, the Internal Auditor, the senior and accounting officers, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs, the adequacy and effectiveness of the Company's internal accounting controls, including information technology security and control, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices. The foregoing shall include a review of the scope of the Auditors' and the Internal Auditor's review of internal controls over financial reporting and, as appropriate, obtaining reports on significant findings and recommendations, together with management's responses.

  •
  Review with management and the Internal Auditor the plans, activities, staffing and organizational structure of the internal audit function; ensure there are no unjustified restrictions or limitations; and review and concur in the appointment, replacement or dismissal of the Internal Auditor; and review the effectiveness of the internal audit function.

  •
  Meet with the Auditors, the Internal Auditor and senior management separately to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

  •
  Periodically obtain reports from senior management, the General Counsel, the Internal Auditor and the Auditors regarding legal, tax and regulatory compliance matters with particular focus toward matters that could have a significant impact on the Company's financial statements.

  •
  Discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

  •
  Review and approve actual or perceived conflicts of interest resulting from related party transactions.

  •
  Submit the Committee's report that addresses the appropriate SEC and Nasdaq requirements, which is suitable for inclusion in the Company's annual proxy statement.

  •
  Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential anonymous submission by employees of the Company or subsidiaries of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

  •
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

  •
  Approve, in advance, the provision by the Auditor of all services that are not related to the audit.

  •
  Report on the Committee's activities to the Board.

  •
  Retain independent outside counsel, accountants or other experts as the Committee deems necessary.

Resources and Authority

        The Committee shall have appropriate resources and authority to discharge its responsibilities, including, without limitation, appropriate funding, in such amounts as the Committee deems necessary, to compensate the Auditors, and any independent advisors retained by the Committee. The Committee will have the sole authority to retain and terminate such advisors. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities and may seek any information it requires from employees—all of whom shall be directed to cooperate with the Committee's requests. The Committee shall have the authority to institute and oversee special investigations.

Annual Review

        At least annually, the Committee will (a) review this Charter with the Board and recommend any changes to the Board and (b) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The evaluation will include establishment of the goals and objectives of the Committee for the upcoming year. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

Exhibit B
QUIXOTE CORPORATION
AMENDED AND RESTATED
COMPENSATION COMMITTEE CHARTER
FEBRUARY 17, 2004

Mission Statement

        The Compensation Committee (the "Committee") of the Board of Directors of Quixote Corporation (the "Company") shall establish and administer the Company's policies, programs and procedures for compensating its senior management and its Board of Directors. The Committee shall review and determine the Company's executive compensation and employee benefits and such other duties as directed by the Board. In fulfilling its responsibilities, the Committee shall attempt to assure that the principal officers of the Company are compensated fairly and effectively in a manner consistent with the compensation philosophy of the Company, internal equity considerations, competitive practice and the requirements of appropriate regulatory bodies.

Organization

  •
  The Committee shall consist of a minimum of three independent members of the Board.

  •
  The members of the Committee shall satisfy the "independence" requirements of Nasdaq, the definition of "outside directors" of IRS Section 162(m), and the "non employee directors" requirements of SEC Rule 16(b)(3).

  •
  Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his individual exercise of independent judgment.

  •
  One member of the Committee shall be elected Chairman by majority vote of the Committee.

  •
  The Committee shall meet at the Committee's discretion, although no less frequently than twice a year. The Committee shall meet at the request of the Board or senior management.

Roles and Responsibilities

        The Committee's responsibilities shall include:

  •
  Establish and review annually the Company's compensation strategy, policies and programs for the purpose of ensuring that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports the Company's objectives and shareholders interests.

  •
  Review and determine annually the individual elements of total compensation for the Chief Executive Officer; report the results of such annual review and determination to the Board; and communicate in the annual Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the specific relationship of corporate performance to the Chief Executive Officer's compensation.

  •
  Review annually with the Chief Executive Officer the performance of the executive officers of the Company; determine, after such review, the individual elements of total compensation for the executive officers; report the results of such annual review and

B-1

    determination to the Board; and communicate in the annual Compensation Committee Report to shareholders the specific relationship of prior corporate performance to executive compensation.

  •
  Review compensation of the directors of the Company and recommend to the Board adjustments to such compensation.

  •
  Review and recommend to the Board incentive compensation plans and equity-based plans for senior management.

  •
  Administer, as applicable, the Company's long-term incentive programs in a manner consistent with the terms of the plans as to the following:

  •
  persons eligible to receive awards;

  •
  size of awards; and,

  •
  vesting and other terms of awards.

  •
  Grant awards and approve the terms of stock compensation and options for employees of the Company and subsidiaries.

  •
  Review the Company's retirement and employee benefit programs and, in consultation with management, approve any amendments or adjustments thereto and recommend to the Board changes subject, where appropriate, to shareholder or Board approval.

  •
  In consultation with management, oversee regulatory compliance with respect to compensation matters, including any compensation programs intended to preserve tax deductibility or other tax ramifications, and as may be required, establish performance goals and determine whether performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

  •
  Review and approve any proposed employment, retention or severance agreement, plan or program, or material amendment thereto, applicable to any executive officer of the Company.

Resources and Authority

        The Committee shall have appropriate resources and authority to discharge its responsibilities, including, without limitation, appropriate funding, in such amounts as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee will have the sole authority to retain and terminate compensation consultants to assist in the evaluation of compensation and the sole authority to approve the fees and other retention terms of such compensation consultants. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Annual Review

        At least annually, the Committee will (a) review this Charter with the Board and recommend any changes to the Board and (b) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The evaluation will include establishment of the goals and objectives of the Committee for the upcoming year. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

B-2

Exhibit C
QUIXOTE CORPORATION
AMENDED AND RESTATED
NOMINATING COMMITTEE CHARTER
FEBRUARY 17, 2004

Mission Statement

        The Nominating Committee (the "Committee") of the Board of Directors of Quixote Corporation (the "Company"), at the direction of the Board, shall identify and recommend potential candidates for election to the Board and, in particular, recommend directors for election at the Annual Meeting of Stockholders, as well as such other duties as directed by the Board. At the Board's direction, the Committee also shall review and make recommendations to the Board on its size, composition and committees.

Organization

  •
  The Committee shall consist of a minimum of three independent members of the Board, each of whom shall satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market

  •
  Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

  •
  One member of the Committee shall be appointed a Chairman by majority vote of the Committee.

  •
  The Committee shall meet at the discretion of the Committee, the Board or senior management.

Roles and Responsibilities

        The Committee's primary responsibilities shall include:

  •
  Consistent with criteria approved by the Board, to identify, review, consider, and recommend to the Board for selection the director nominees to be presented for election at the Annual Meeting of Stockholders.

  •
  Consistent with criteria approved by the Board, to identify, review, consider and recommend to the Board for selection candidates to fill vacancies on the Board of Directors.

  •
  At the request of the Board, review and recommend any changes in the size, composition, organization and operational structure of the Board and its committees.

  •
  At the request of the Board, review and make recommendations on the range of skills and expertise which should be represented on the Board and the eligibility criteria for individual Board membership; identify and recommend potential candidates for election to the Board.

  •
  At the request of the Board, make recommendations on committee assignments.

C-1

Exhibit D
QUIXOTE CORPORATION
AMENDED AND RESTATED
GOVERNANCE COMMITTEE CHARTER
FEBRUARY 17, 2004

Mission Statement

        The Governance Committee (the "Committee") of the Board of Directors of Quixote Corporation (the "Company"), at the direction of the Board, shall develop and recommend to the Board corporate governance guidelines applicable to the Company.

Organization

  •
  The Committee shall consist of a minimum of three independent members of the Board, each of whom shall satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market

  •
  Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

  •
  One member of the Committee shall be appointed a Chairman by majority vote of the Committee.

  •
  The Committee shall meet at its own discretion or as requested by the Board or senior management.

Roles and Responsibilities

        The Committee's primary responsibilities shall include:

  •
  Review and reassess at least annually the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

  •
  Regularly review issues and developments relating to corporate governance issues and make recommendations to the Board.

  •
  Review the Committee's charter at least annually and, with the Board's approval, update as deemed necessary.

D-1

Exhibit E
QUIXOTE CORPORATION
AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
AUGUST 17, 2004

        The Board of Directors of Quixote Corporation recognizes the importance of good corporate governance as a means of enhancing and furthering the interests of the Company and its stockholders. These guidelines are designed to serve as a framework of solid corporate values for principled goal setting, effective decision-making and appropriate monitoring of compliance and performance. They are to be interpreted and applied in the context of all applicable laws, rules, regulations and governing corporate documents, including the Company's Certificate of Incorporation and Bylaws. As a dynamic structure, they are to be reviewed periodically by the Board of Directors.

I.     BOARD COMPOSITION AND ORGANIZATION; DIRECTOR REQUIREMENTS

1.     Size of the Board.

        The Restated Certificate of Incorporation states that there shall be between three and nine directors as determined by the By-Laws. The By-Laws currently provide for six directors.

2.     Mix of Management and Independent Directors.

        The Board believes that as a matter of policy, there should be a majority of independent directors. In assessing independence, the Board uses the definition of "Independent" under the listing standards of The Nasdaq Stock MarketR. The Board currently has six members, two of whom are employees of the Company and four of whom are considered independent under Nasdaq's listing standards.

3.     Term and Tenure

        In accordance with the Company's Restated Certificate of Incorporation, the Board is divided into three classes with the term of one class expiring each year so that each director is elected for a three-year term. The Board has not established term limits, believing that they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insights into the Company and its operations and consequently, an increasingly valuable contribution to the Board as a whole.

4.     Chairman of the Board and Chief Executive Officer.

        The Board believes that as a general policy the Chief Executive Officer may also serve as the Chairman of the Board. This provides the most efficient and effective means for the overall management and functioning of the Company.

5.     Service on other Boards

        Board members are limited in the number of other public company boards they may serve on to no more than three.

6.     Stock Ownership Guidelines for Directors

        The Board considers ownership of Company stock by directors to be important to the Company because it aligns management with stockholders' interests. Directors who are employees are subject to the Company's stock ownership guidelines for key employees and are expected to own a minimum of 5,000 shares of Company stock (2,000 shares for those key employees who do not report directly to the Chief Executive Officer). Guidelines for non-employee directors provide for ownership of 500 shares of Company stock after one year of service as a director and the acquisition of an additional 500 shares every year thereafter until ownership of 10,000 shares is attained.

II.    COMMITTEE MATTERS

1.     Membership of Committees.

        The Board currently has the following committees: Audit, Compensation, Governance and Nominating. Only non-employee independent directors serve on these committees. The Board has the flexibility to form new committees of three or more directors by resolution or resolutions passed by three-fourths of the entire Board and to dissolve committees by resolution passed by a majority of the entire Board. The Chairman of the Board and the President is an ex officio member of any executive or finance committee.

2.     Committee Charters

        Each Committee has a charter that is reviewed periodically by the Board.

3.     Committee Meetings

        The Chairman of each Committee, in consultation with the other Committee members, determines the frequency and length of Committee meetings except as otherwise provided by charter or by law All action by any Committee is reported to the Board at the Board's next meeting and is subject to revision or alteration by the Board unless the Committee has been granted final authority to act on a particular matter and provided that no rights or acts of third parties would be affected by such revisions.

III.  Board Operations

1.     Agendas and Background Information.

        The Chairman of the Board and the Chief Executive Officer (if not the same as the Chairman) will establish the agenda for each meeting of the Board of Directors. Directors are free to add matters that they consider important for inclusion on the agenda.

2.     Regular Attendance of Non-Directors at Board Meetings.

        The Chief Financial Officer and the General Counsel are expected to be present at all times during Board meetings, except where there is a specific reason for one or both of them to be excluded. In addition, the Chairman may invite one or more members of management to attend Board meetings and other officers and employees as appropriate to the circumstances.

3.     Distribution of Board Materials

        To the extent feasible, information and data important to the Board's understanding of the matters to be considered, including background summaries, will be distributed prior to the meeting. Directors also routinely receive financial information, including backlog data, earnings reports, press releases, analyst reports and other information as they may request or that may be needed to keep them informed of the material aspects of the Company's business, performance and prospects.

4.     Board Interaction with Institutional Investors, the Press and Others

        The Board believes that Management speaks for the Company. While individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, it is expected that Board members would do this with the prior knowledge and concurrence of management.

5.     Selection of New Director Candidates

        The Board delegates to the Nominating Committee the screening process involved in identifying and screening candidates for Board membership, with direct input from the Chairman and other Board members. Final approval for new Board candidates rests with the full Board of Directors.

6.     Executive Sessions of the Independent Directors.

        The Board has regularly scheduled meetings at which only independent directors are present.

7.     Resources and Authority

        The Board has the resources and authority to discharge its responsibilities, including, without limitation, appropriate funding, in such amounts as the Board deems necessary, to compensate any independent advisors retained by the Board to assist it in carrying out its responsibilities.

IV.    Performance Assessment

1.     Board Self-Evaluation

        The Board considers it important to evaluate the effectiveness of the full Board annually.

2.     Evaluation of the Chief Executive Officer

        The Chief Executive Officer is evaluated annually by the Compensation Committee, which reviews and determines the individual elements of total compensation for the Chief Executive Officer and reports the results of its annual review and determination to the Board.

3.     Evaluation of Principal Officers

        The Chief Executive Officer reviews annually with the Compensation Committee the performance of the principal officers of the Company, giving his assessment of each officer's performance. The Compensation Committee reviews these evaluations and recommendations and determines the compensation of the principal officers, reporting its determination to the Board.

V.     Periodic Review of these Guidelines

        The operation of the Board of Directors is a dynamic and evolving process. As such, these Guidelines will be reviewed periodically by the Board and may be amended from time to time.

Exhibit F
QUIXOTE CORPORATION
2001 EMPLOYEE STOCK INCENTIVE PLAN
As Amended August 17, 2004

        1.     PURPOSE. The purposes of this plan (the "Plan") are to encourage selected employees of Quixote Corporation (the "Company") and its Subsidiaries, who are capable of having an impact on the performance of the Company, to acquire a long-term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company and its Subsidiaries to attract and retain qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend.

        2.     DEFINITIONS. As used in this Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a)   "Affiliate" has the meaning specified in Rule 12b-2 promulgated under the 1934 Act.

          (b)   "Award" means options or shares of Restricted Stock granted under the Plan.

          (c)   "Award Agreement" has the meaning specified in Section 4(c)(v).

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cause" includes termination based on the commission of any act or acts involving dishonesty, breach of fiduciary duty, fraud, illegality or moral turpitude.

          (f)    "Change in Control" has the meaning specified in Section 13.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended. References to a particular section of the Code shall include references to successor provisions.

          (h)   "Committee" means the committee of the Board appointed pursuant to Section 4.

          (i)    "Continuing Members" has the meaning specified in Section 13b(ii).

          (j)    "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

          (k)   "Effective Date" means the date upon which this Plan is approved by the stockholders of the Company.

          (l)    "Fair Market Value" of the Stock of the Company means, as of any applicable date, except as otherwise determined by the Committee, (i) if the Stock is listed on The New York Stock Exchange, the closing sale price of the Stock on the immediately preceding date as reported on The New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale or (ii) if such Stock is traded on the Nasdaq National Market, the average of the highest reported bid and the lowest reported asked price per share of the Stock on the immediately preceding date on the Nasdaq

  National Market. If the Stock ceases to be listed on The New York Stock Exchange or traded on the Nasdaq National Market, as applicable, the Board shall designate an alternative method of determining the Fair Market Value of the security.

          (m)  "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

          (n)   "Grantee" means an individual who has been granted an Award.

          (o)   "Immediate Family" has the meaning specified in Section 7.

          (p)   "Including" or "includes" means "including, without limitation," or "includes, without limitation."

          (q)   "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

          (r)   "Option Price" means the per share purchase price of Stock subject to an option.

          (s)   "Permissible Transferee" has the meaning specified in Section 7.

          (t)    "Plan" has the meaning specified in the introductory paragraph.

          (u)   "Restricted Period" means the period, beginning with the first day of the month in which Restricted Stock is granted, during which restrictions on the transferability of the Restricted Stock are in effect.

          (v)   "Restricted Stock" means shares of Stock granted pursuant to Section 6(d).

          (w)  "Retirement" means a termination of employment with the Company and its Subsidiaries by a Grantee, other than for Cause or death, any time after attaining age 55, provided that the sum of the Grantee's age and years of service on the date of termination equals or exceeds sixty-five (65).

          (x)   "SEC" means the U.S. Securities and Exchange Commission.

          (y)   "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

          (z)   "Share Withholding" has the meaning specified in Section 12(a).

          (aa) "Stock" means the Company's common stock authorized by the Company's Certificate of Incorporation.

          (bb) "Subsidiary" means any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

          (cc) "Tax Date" has the meaning specified in Section 12(b)(ii).

          (dd) "Taxable Event" has the meaning specified in Section 12(a).

          (ee) "Tendered Restricted Stock" has the meaning specified in Section 8.

        3.     SCOPE OF THE PLAN.

          (a)   Subject to the provisions of Section 3(d) and Section 20, the maximum number of shares of Stock that are available and reserved for delivery on account of the exercise of Awards under this Plan as of the Effective Date is a total of one million one hundred and twenty-five thousand (1,125,000) shares of Stock (of which Two Hundred Thousand (200,000) shares of Stock shall be reserved for the grant of incentive stock options), and one hundred fifty thousand (150,000) shall be reserved for the grant of Restricted Stock.

          (b)   Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board or the Committee.

          (c)   Subject to adjustment as provided in Section 20, following the Effective Date the maximum number of shares of Stock for which Awards may be granted to any Grantee in any calendar year shall not exceed one hundred thousand (100,000) shares.

          (d)   To the extent an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited without in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are also forfeited), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards.

          (e)   For purposes of this Section 3,

                (i)  if an Award is denominated in shares of Stock, the number of shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of shares of Stock available for granting Awards under this Plan;

               (ii)  all outstanding shares of Stock issued under this Plan, even if the Stock is subject to restrictions, shall be counted on the date of grant of any Award against the aggregate number of shares of Stock available for granting Awards under this Plan;

              (iii)  the shares of Stock underlying outstanding options and similar Awards shall be counted while the Award is outstanding against the aggregate number of shares of Stock available for granting Awards under this Plan; and

              (iv)  in the event of a stock-for-stock exercise of an option, the gross number of shares of Stock subject to the option exercised, not the net number of shares actually issued upon exercise shall be counted against the aggregate number of shares of Stock available for granting Awards under this Plan.

        4.     ADMINISTRATION.

          (a)   Subject to Section 4(b), this Plan shall be administered by a committee of the Board ("Committee") which shall consist of not less than two persons who are Directors of the Company. Membership on the Committee may be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to (i) be exempt from liability under Section 16(b) of the 1934 Act pursuant to Rule 16b-3 thereunder and (ii) satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code.

          (b)   The Board may, in its discretion, reserve to itself or delegate to the Chief Executive Officer of the Company or another committee of the Board, any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more Directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to the Chief Executive Officer or such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board, the Chief Executive Officer or such other committee.

          (c)   The Committee shall have full and final authority, in its discretion, but subject to the express provisions of this Plan, as follows:

                (i)  to grant Awards of Stock;

               (ii)  to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with or alternatively to such other specific Awards;

              (iii)  to interpret this Plan and to make all determinations necessary or advisable for the administration of this Plan;

              (iv)  to prescribe, amend, and rescind rules and regulations relating to this Plan, including rules with respect to the exercisability and non-forfeitability of Awards upon the termination of employment of a Grantee;

               (v)  to determine the terms and provisions and any restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical.

              (vi)  to impose, incidental to an Award, conditions with respect to competitive employment or other activities, to the extent such conditions do not conflict with this Plan;

             (vii)  to delegate its duties and responsibilities under this Plan, except its duties and responsibilities with respect to Section 16 Grantees, and (A) the acts of such delegates shall be treated hereunder as acts of the Committee, and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities;

            (viii)  subject to Section 6(a)(ii), to extend the time during which any Award or group of Awards may be exercised;

              (ix)  to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

               (x)  to certify attainment of any performance criteria to which Awards are subject, if any.

        The determination of the Committee on all matters relating to this Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award.

        5.     ELIGIBILITY. Awards may be granted to any officer or full-time employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of this Plan.

        6.     CONDITIONS TO GRANTS.

          (a)   General Conditions:

                (i)  The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee at the time of granting the Award.

               (ii)  The term of each Award shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein established.

              (iii)  A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

          (b)   Grant of Incentive Stock Options.

                (i)  Options granted under this Section 6(b) shall be "incentive stock options," that satisfy the requirements applicable to "incentive stock options" described in section 422(b) of the Code. No incentive stock option shall be issued to a Grantee who holds 10% or more of the outstanding voting securities of the Company on the Grant Date.

               (ii)  No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Such price shall be subject to adjustment as provided in Section 20.

              (iii)  The Award Agreement may provide that the option may be exercisable with Restricted Stock.

              (iv)  The Fair Market Value (determined at the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Grantee during any calendar year (under the Plan and under any other incentive stock options of the Company) shall not exceed $100,000.

               (v)  The grant of any incentive stock option shall be conditioned upon the Grantee agreeing to advise the Company when the Grantee sells or transfers any shares of Stock acquired pursuant to the exercise of an incentive stock option, and such agreement shall be incorporated in the applicable Award Agreement. The Company may legend any certificate representing Stock acquired pursuant to exercise of an incentive stock option to reflect such restriction.

          (c)   Grant of Non-Qualified Stock Options.

                (i)  Options granted under this Section 6(c) shall be "non-qualified stock options," and are not intended to be "incentive stock options" as that term is described in section 422(b) of the Code.

               (ii)  No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

              (iii)  The Award Agreement may provide that the option may be exercisable with Restricted Stock.

          (d)   Grant of Shares of Restricted Stock.

                (i)  The Committee may in its discretion grant shares of Restricted Stock to any individual eligible under Section 5 to receive Awards, and shall establish the terms and conditions, including such performance criteria, as shall be applicable to such Restricted Stock; provided, however, that the restriction period for any Restricted Stock Award shall be no less than three years or at least one year if the Restricted Stock Award is performance based.

               (ii)  The Committee shall, in its discretion, determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. If any such cash consideration is required, payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares.

              (iii)  The Committee may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an option shall be forfeited:

                (A)  except as otherwise specified in the Award Agreement, upon the Grantee's termination of employment for any reason specified in the Award Agreement within a specified time period after the Grant Date, or

                (B)  if the Company or the Grantee does not achieve specified performance objectives (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

                (C)  upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement; provided that, subject to Sections 13 and 14, in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

              (iv)  If a share of Restricted Stock is forfeited, then:

                (A)  if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (1) the amount paid or, if the Restricted Stock was acquired on exercise of an option, the Option Price paid by the Grantee for such share of Restricted Stock, or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

                (B)  the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and

                (C)  such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

               (v)  The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until the expiration of the Restricted Period and/or such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, and any applicable Restricted Period has ended, the Company shall cause certificates for such shares to be issued or reissued without such legend.

              (vi)  The Committee may provide one or more Restricted Periods applicable to Restricted Stock, at its discretion. Such Restricted Period shall be measured from the first day of the month in which Restricted Stock is granted with respect to such Restricted Period.

             (vii)  Each grant of Restricted Stock shall be evidenced by a written instrument stating the number of shares of Restricted Stock granted, the Restriction Period, the restrictions applicable to such Restricted Stock, the nature and terms of payment of consideration, if any, the consequences of forfeiture that will apply to such Restricted Stock, and any other terms, conditions and rights with respect to such grant.

            (viii)  Any other provision of this Plan to the contrary notwithstanding, the Committee may at any time shorten any Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or government or regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

        7.     NON-TRANSFERABILITY. Except for those assignments and transfers that are approved by the Committee, each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided however, that, with respect to Restricted Stock and non-qualified stock options, a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death, (b) transfer an option (other than an incentive stock option) to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer;

and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this Plan; (ii) any Permissible Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permissible Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 7, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses.

        8.     EXERCISE. Subject to Sections 4(c)(ix) and 12 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments.

        Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock or shares of Restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                (i)  cash;

               (ii)  Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise; or

              (iii)  by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker or lending institution, accepted in writing, and authorizing them to sell the Stock (or a sufficient portion thereof) acquired upon exercise of an option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Stock acquired through such exercise and any tax withholding obligations resulting from such exercise, all in such form and with such security as the Company may require.

        In the event the Grantee elects to make payment as provided in Section 8(a)(ii) above, delivery may be accomplished by means of an attestation by the Grantee, at the time of exercise, as to the Grantee's ownership of the number of shares of Stock required to cover the total required Option Price of the option being exercised and the Company may deliver the net amount of shares covered by the option after deducting the number of shares required to cover the total Option Price; any attestation to be in form and substance, satisfactory to the Committee.

        9.     NOTIFICATION UNDER CODE SECTION 83(b). The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option or the grant of any share of Restricted Stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

        10.   MANDATORY WITHHOLDING OF TAXES. Whenever under this Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event occurs which subjects the Grantee to income taxes with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy the minimum federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under this Plan, or (iii) any combination of the foregoing.

        11.   ELECTIVE SHARE WITHHOLDING.

          (a)   In addition to the specific provisions of Section 8 and subject to Section 11(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to the minimum statutory amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

          (b)   Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                (i)  any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

               (ii)  the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

              (iii)  the Grantee's election shall be irrevocable; and

              (iv)  no election to have shares of Stock withheld from any Award shall be effective with respect to an Award which was transferred by the Grantee in accordance with this Plan.

        12.   TERMINATION OF EMPLOYMENT. Except as may otherwise be provided in the Award Agreement, the following provisions shall govern in the event of a termination of employment for any reason:

          (a)   For Cause. If a Grantee has a termination of employment for Cause,

                (i)  The Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee.

               (ii)  Any unexercised option shall thereupon terminate.

          (b)   On Account of Death. If the Grantee has a termination of employment by reason of death:

                (i)  All grants of Restricted Stock awarded to such Grantee shall become nonforfeitable.

               (ii)  Any unexercised option may be exercised, to the extent exercisable on the date of death, in whole or in part, at any time within one year after such termination of employment and prior to the stated expiration date of the option, by (A) his/her personal representative, executor, administrator, or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 7, or (C) the then-acting trustee of the trust described in clause (b) of the first sentence of Section 7 (but only if the condition set forth in such clause (b) has been satisfied).

          (c)   On Account of Disability. If a Grantee has a termination of active employment by reason of disability:

                (i)  Such termination shall not constitute a termination of employment for purposes of Restricted Stock and such Grantee shall not forfeit any Restricted Stock held by him/her, provided that during the balance of the period in which the Restricted Stock would otherwise remain forfeitable such Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with any business engaged in by it, shall be deemed to have terminated employment.

               (ii)  Any unexercised option may be exercised, to the extent exercisable on the date of termination of active employment, in whole or in part, at any time within a one year period after such termination of employment and prior to the stated expiration date of the option, by the Grantor or by the Grantee's guardian or legal representative provided that during such period the Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with a business engaged in by it. If the Grantee dies within such one year period, then the Grantee's options may be exercised within the one year period after his or her death by the person specified in Section 12(b)(ii). Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of the Option Period.

          (d)   On Account of Retirement. If a Grantee has a termination of employment on account of Retirement:

                (i)  Such termination shall not constitute a termination of employment for purposes of Restricted Stock and the provisions of Section 12(c)(i) shall apply as though the Grantee had terminated active employment for reasons of disability.

               (ii)  Any unexercised option which is then exercisable, may be exercised, in whole or in part, not later than the close of business on the last business day of the 24th month following the Grantee's Retirement; provided that, following Retirement, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during such period and as is defined in the Award Agreement. If the Grantee dies within the 24 month period after Retirement, then the Grantee's options may be exercised within the one year period after his or her death by the person specified in Section 12(b)(ii). Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of its stated term.

          (e)   Any Other Reason. If a Grantee has a termination of employment for a reason other than for Cause, death of the Grantee, the Grantee's Disability, and the Grantee's Retirement:

                (i)  The Grantee's shares of Restricted Stock, to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date. If the termination of employment occurs after the Restricted Stock becomes nonforfeitable but prior to the end of a Restricted Period, such termination shall not have any effect on any Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee, and that shares held by the Company shall be paid as soon as practicable following such earlier date.

               (ii)  Any unexercised option to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part, not later than the three month anniversary of the Grantee's termination of employment. If the Grantee dies within the three month period, then the exercisability of the Grantee's options shall be determined under Section 12(b) or the balance remaining of the period specified in this Section 12(d)(ii), whichever is longer.

          (f)    Extension of Term. In the event of a termination of employment other than for Cause, the Committee, in its sole discretion, may extend the term, including vesting and the exercisability, of any Award; provided, however, that in no event may the term of any Award expire or be exercisable more than ten years after the Grant Date of such Award.

        13.   CHANGE IN CONTROL.

          (a)   Notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then (1) all options that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full; and (2) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable.

          (b)   A Change in Control means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation14A promulgated under the 1934 Act; provided that, without limitation, such change in control shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                (i)  any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company or any Subsidiary, (2) the Company or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company), alone or with its Affiliates, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of Stock of the Company representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

               (ii)  a majority of the members of the Board shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board who either (i) was a member of the Board on the Effective Date hereof and has been such continuously thereafter or (ii) became a member of such Board after the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Company's Board (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act);

              (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

              (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or of the Company's assets or earning power aggregating more than 50% of the assets or the earning power of the Company and its Subsidiaries, taken as a whole.

        Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

        The Committee may also determine, in its discretion, that a sale of a substantial portion of the Company's assets or one of its businesses constitutes a "Change of Control" with respect to Awards held by Grantees employed in the affected operation.

        14.   SECURITIES LAW MATTERS.

          (a)   If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b)   If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

        15.   FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under this Plan.

        16.   NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans. Further, the Company or Subsidiary may at any time dismiss a Grantee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

        17.   RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been issuable to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Committee, in its discretion, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

        18.   NATURE OF PAYMENTS. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

        19.   NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements, as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under

Section 12, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

        20.   ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. The Committee shall make such adjustment, as it shall deem equitable, to any or all of:

          (a)   the aggregate numbers of shares of Stock and shares of Restricted Stock;

          (b)   the number of shares of Stock and shares of Restricted Stock covered by an outstanding Award;

          (c)   the Option Price; and

          (d)   any other terms or provisions of any outstanding grants of stock options or Restricted Stock:

to reflect a stock dividend, stock split, reverse stock split, share combination, re-capitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company, or, if deemed appropriate, the Committee may make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that the number of shares subject to any Award denominated in shares of Stock shall always be a whole number. Notwithstanding any part of the foregoing to the contrary, upon the approval by the stockholders of the Company of a plan of liquidation for the Company, any unexercised options previously granted shall become exercisable, and any shares of Restricted Stock that have not become nonforfeitable shall become nonforfeitable.

        21.   AMENDMENT OR TERMINATION OF THE PLAN. This Plan shall become effective on the Effective Date and shall terminate on, and no Awards shall be made after, November 1, 2011, unless terminated at an earlier date by action of the Board. Any Awards then outstanding shall remain in effect until they have been exercised, forfeited or expired. The Board may amend or terminate this Plan at any time; except that, without approval of the stockholders, no such revision or amendment shall: change the number of shares subject to the Plan; change the designation of the class of employees eligible to receive awards; or materially increase the benefits accruing to participants under the Plan. Subject to Section 20, no amendment or termination may, in the absence of written consent to the change by the affected Grantee (or, if the Grantee is not then living, the affected beneficiary), adversely affect the rights of any Grantee or beneficiary under any Award granted under this Plan prior to the date such amendment is adopted by the Board. Unless approved by the Company's stockholders, no adjustments or reduction of the Option Price of any outstanding options shall be made directly or by cancellation of outstanding options and a subsequent regranting of options at a lower price to the same individual. Furthermore, the Plan will not be amended without approval of the stockholders in any way which would cause options to fail to qualify as incentive stock options.

        22.   OTHER COMPENSATION PLANS. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        23.   NO ILLEGAL TRANSACTIONS. This Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of this Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

        24.   NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and a Grantee or any other person. To the extent that any person acquires a right to receive payments from the Company or Subsidiary pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary.

        25.   CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to this Plan.

        26.   TAX LITIGATION. The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to this Plan and that the Company believes to be important to Grantees and to conduct any such contest or any litigation arising therefrom to a final decision.

        27.   SEVERABILITY. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        28.   INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee or otherwise acts with respect to this Plan pursuant to authority delegated to him/her in accordance with this Plan shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of this Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

        29.   RELIANCE ON REPORTS. Each member of the Board and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, this Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

        30.   EXPENSES. The Company shall bear all expenses of administering this Plan.

        31.   TITLES AND HEADINGS. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        32.   1993 LONG-TERM STOCK OWNERSHIP PLAN. Upon approval by the Company's stockholders of this Plan, the Company's 1993 Long-Term Stock Ownership Plan shall terminate and, except with respect to shares reserved for options and Retirement Awards granted thereunder which are by their contractual terms outstanding, all shares of Stock reserved for such plan shall no longer be reserved, and no other options or Retirement Awards shall be granted thereunder. Option agreements and retirement agreements currently outstanding under the 1993 Long-Term Stock Ownership Plan shall remain in effect in accordance with their terms notwithstanding termination of that Plan.

Approved by the Stockholders of Quixote Corporation as of November 14, 2001
Approved by the Board of Directors of Quixote Corporation as of August 17, 2004
Approved by the Stockholders of Quixote Corporation as of

Exhibit G
QUIXOTE CORPORATION
2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
As Amended August 17, 2004

        1.     PURPOSE. The purposes of this plan (the "Plan") are to encourage non-employee Directors of Quixote Corporation, a Delaware corporation (the "Company"), to acquire a long term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company to attract and retain qualified Directors upon whom the sustained progress, growth, and profitability of the Company depend.

        2.     DEFINITIONS. As used in this Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a)   "Award" means options granted under the Plan.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Effective Date" means the date upon which this Plan is approved by the stockholders of the Company.

          (d)   "Director" means an individual who is a member of the Board and who is not an employee of the Company or any of its subsidiaries.

          (e)   "Fair Market Value" of the Stock of the Company means, as of any applicable date, (i) if the Stock is listed on The New York Stock Exchange, the closing sale price of the Stock on the immediately preceding date as reported on The New York Stock Exchange Composite Tape, or if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or (ii) if the Stock is traded on the Nasdaq National Market, the average of the highest reported bid and the lowest reported asked price per share of the Stock on the immediately preceding date on the Nasdaq National Market. If the Stock ceases to be listed on The New York Stock Exchange or traded on the Nasdaq National Market, the Board shall designate an alternative method of determining the Fair Market Value of the Stock.

          (f)    "Grant Date" means the date on which an Award shall be duly granted.

          (g)   "Grantee" means an individual who has been granted an Award.

          (h)   "Immediate Family" has the meaning specified in Section 8.

          (i)    "Including" or "includes" means "including, without limitation," or "includes, without limitation."

          (j)    "Option Price" means the per share purchase price of Stock subject to an option.

          (k)   "Permissible Transferee" has the meaning specified in Section 8.

          (l)    "Plan" has the meaning specified in the introductory paragraph.

          (m)  "SEC" means the Securities and Exchange Commission.

          (n)   "Stock" means the Company's common stock, authorized by the Company's Certificate of Incorporation.

        3.     SCOPE OF THE PLAN.

          (a)   Subject to the provisions of Section 11, from and after the Effective Date,one hundred and thirty-five thousand (135,000) shares of Stock, shall remain available and reserved for delivery on account of the exercise of Awards. Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board.

          (b)   To the extent an Award shall expire or terminate for any reason without having been exercised in whole by the Grantee, the shares of Stock associated with such Award shall become available for other Awards.

        4.     PARTICIPATION IN THE PLAN. On the first Friday after the Effective Date and on the first Friday following the Company's annual meeting of stockholders each year thereafter, each Director elected, re-elected or continuing as a Director shall automatically receive an Award of an option to acquire five thousand (5,000) shares of Stock.

        5.     OPTION TERMS.

          (a)    Option Price.    The Option Price per share of Stock for each option granted under this Plan shall be equal to the Fair Market Value of the Stock on its Grant Date.

          (b)    Time for Exercising Options.    The options shall not become exercisable until six (6) months after the Grant Date. Unless terminated earlier as set forth in Section 6, any option granted must be exercised within not more than seven (7) years from the date on which granted ("Option Period").

          (c)    Exercise of Options.    Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                (i)  cash; or

               (ii)  Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise; or

              (iii)  by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker or lending institution, accepted in writing, authorizing them to sell the Stock (or a sufficient portion thereof) acquired upon exercise of an option, and assigning the delivery to the Company of an amount of the sale proceeds to pay for all the Stock acquired through such exercise and the minimum statutory tax withholding obligations resulting from such exercise, all in such form and with such security as the Company may require.

        In the event the Grantee elects to make payments as provided in (ii) above, delivery may be accomplished by means of an attestation by the Grantee, at the time of exercise, as to the Grantee's ownership of the number of shares of stock required to cover the total required-option-price of the option being exercised and the Company may deliver the net amount of shares covered by the option exercise after deducting the number of shares required to cover the total option price.

        6.     TERMINATION OF DIRECTORSHIP.

          (a)    Cessation of Service.    Upon the cessation of the Grantee's service as a Director for a reason other than death, the options immediately exercisable at the date of cessation of service shall be exercisable by the Grantee until the close of business on the day before the same day of the third month after the Grantee's cessation of service; provided that if the Grantee shall have served as a Director for a period of six (6) years or longer, his/her outstanding options shall continue to be exercisable until the close of business on the last business day of the 24th month following the such cessation of service. If the Grantee dies within such 24-month period, then the Grantee's options may be exercised within the 12 month period after his or her death by the person specified in Section 6(b), below. Notwithstanding the foregoing, however, in no event may an option be exercised after the expiration of the Option Period. All options not exercisable at the date of cessation of service shall expire on that date.

          (b)    Death.    Upon the cessation of the Grantee's service as a Director by reason of death, all unvested options shall become exercisable immediately and may be exercised, together with those options which were exercisable on the date of death, not later than the close of business on the last business day of the 12th month following the date of the Grantee's death, but in no event after the expiration of the Option Period, by (i) his/her personal representative, executor, administrator, or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, (ii) the Grantee's beneficiary designated in accordance with Section 8 of the Plan, or (iii) the then-acting trustee of a trust described in Section 8 of the Plan to which the option has been transferred in accordance with that section.

        7.     CHANGE IN CONTROL.

          (a)   Notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then all options that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full.

          (b)   A Change in Control means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation14A promulgated under the 1934 Act; provided that, without limitation, such change in control shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                (i)  any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company or any Subsidiary, (2) the Company or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company), alone or with its Affiliates, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of Stock of the Company representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

               (ii)  a majority of the members of the Board shall cease to be Continuing Members. For this purpose, "Continuing Member" means a member of the Board who either (i) was a member of the Board on the Effective Date hereof and has been such continuously thereafter or (ii) became a member of such Board after the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Company's Board (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act);

              (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 15% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

              (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or of the Company's assets or earning power aggregating more than 50% of the assets or the earning power of the Company and its Subsidiaries, taken as a whole.

        Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

        8.     TRANSFERABILITY RESTRICTIONS. Each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death, (b) transfer an Award to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Board in advance of the transfer; and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this Plan; (ii) any Permitted Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption.

        9.     SECURITIES LAW MATTERS. Each Director electing to purchase shares pursuant to an option shall be required, as a condition to such purchase, to represent to the Company that the Director has access by reason of such Director's service with the Company to sufficient information concerning the Company to enable the Director to evaluate the merits and risks of the prospective investment and has such knowledge and experience in financial and business matters so that the Director is capable of evaluating such investment, and that the Director is acquiring the shares solely for such Director's account and will not sell the securities without registration under the Securities Act of 1933 (which the Company is under no obligation to provide) or exemption therefrom. Share certificates shall bear such legend as the Company may deem necessary.

        10.   RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award, have any right as a stockholder of the Company with respect to the shares of Stock which may be issuable upon exercise until such shares have been issued to him or her.

        11.   ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. If prior to actual delivery of certificates for the present Stock of the Company pursuant to any option outstanding hereunder; the said Stock shall be increased through stock dividends or stock splits, or decreased by reverse stock splits or otherwise reclassified, or the Company shall be reorganized, consolidated or merged with one or more corporations, or if all or substantially all of the assets of the Company shall be sold or exchanged, the Director, at the time he or she shall be entitled to the delivery of a certificate pursuant to such option, shall receive in place of the certificate or certificates for the present Stock of the Company the same number and kind of shares or the same amount of other property, cash or securities as the Director would have been entitled to receive upon such increase, decrease, reclassification, reorganization, consolidation, merger, sale or exchange, if the Director had been immediately prior to such event the holder of the number of shares of the present Stock of the Company (not previously delivered to the Director hereunder) which such Director would otherwise have been entitled to receive pursuant hereto but for such increase, decrease, reclassification, reorganization, consolidation, merger, sale or exchange.

        12.   EFFECTIVE DATE, TERMINATION AND AMENDMENT; ADMINISTRATION.

          (a)   This Plan shall became effective on the Effective Date. This Plan shall terminate on, and no grants of options shall be made after, the close of business (5 P.M. Chicago, Illinois) on November 1, 2011, unless terminated at an earlier date by action of the Board, except that any options then outstanding shall remain in effect until they have been exercised, forfeited or expired.

          (b)   The Board may amend, suspend, or terminate the Plan.

          (c)   This Plan shall be administered by the Board. The Board may delegate to any person or group of persons who may further so delegate the Board's powers and obligations hereunder as they relate to day-to-day administration of the exercise process. This Plan may be terminated or amended by the Board of Directors as it deems advisable, provided however, unless approved by the Company's stockholders, no adjustments or reduction of the Option Price of any outstanding options shall be made directly or by cancellation of outstanding options and a subsequent re-granting of options at a lower price to the same individual. No amendment may revoke or alter in any manner unfavorable to the Grantees any options then outstanding. Nor may the Board amend this Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16(b)(3) under the Securities Exchange Act of 1934 or any other requirement of applicable law or regulation.

        13.   NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Grantee or any other person.

        14.   CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to this Plan.

        15.   SEVERABILITY. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        16.   TITLES AND HEADINGS. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Approved by the Stockholders of Quixote Corporation as of November 14, 2001.
Approved by the Board of Directors of Quixote Corporation as of August 17, 2004
Approved by the Stockholders of Quixote Corporation as of

SKU#QXC-PS-04

DETACH HERE	ZQXCC2

PROXY

QUIXOTE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Leslie J. Jezuit and Joan R. Riley as proxies with full power of substitution and hereby directs them to vote the stock of the undersigned at the Annual Meeting of Stockholders of Quixote Corporation to be held in the Assembly Room at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, Thursday, November 18, 2004, at 10:00 a.m. Central Standard Time, and at any adjournments thereof, as indicated on the proposals set forth on the reverse side of this Proxy.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 and 4. Discretionary authority is conferred by the Proxy to vote on all matters, other than those specified on the reverse side, which may properly come before the meeting or any adjournment thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QUIXOTE CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/quix	OR	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZQXCC1
☒	Please mark votes as in this example.	#QXC
1.	Election of Directors.
	Nominees:	(01) William G. Fowler (02) Robert D. van Roijen, Jr.
			FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
		☐	For all nominee(s) except as written above
		FOR	AGAINST	ABSTAIN
2.	Approving an amendment to the 2001 Employee Stock Incentive Plan.	☐	☐	☐
3.	Approving an amendment to the 2001 Non-Employee Directors Stock Option Plan.	☐	☐	☐
4.	Approving the selection of Grant Thornton LLP as the Company's independent registered public accounting firm.	☐	☐	☐
5.	Transaction of such other business as may properly come before the meeting and any adjournments thereof.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the president or other authorized officers. All co-owners must sign.

Signature:	Date:	Signature:	Date:

QuickLinks

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2007
DIRECTORS CONTINUING IN OFFICE
REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
APPROVAL OF THE AMENDMENTS TO 2001 EMPLOYEE STOCK INCENTIVE PLAN
APPROVAL OF AMENDMENTS TO THE 2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
MISCELLANEOUS
Exhibit A QUIXOTE CORPORATION AUDIT COMMITTEE CHARTER AMENDED AND RESTATED MAY 11, 2004
Exhibit B QUIXOTE CORPORATION AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER FEBRUARY 17, 2004
Exhibit C QUIXOTE CORPORATION AMENDED AND RESTATED NOMINATING COMMITTEE CHARTER FEBRUARY 17, 2004
Exhibit D QUIXOTE CORPORATION AMENDED AND RESTATED GOVERNANCE COMMITTEE CHARTER FEBRUARY 17, 2004
Exhibit E QUIXOTE CORPORATION AMENDED AND RESTATED CORPORATE GOVERNANCE GUIDELINES AUGUST 17, 2004
Exhibit F QUIXOTE CORPORATION 2001 EMPLOYEE STOCK INCENTIVE PLAN As Amended August 17, 2004
Exhibit G QUIXOTE CORPORATION 2001 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN As Amended August 17, 2004